EXHIBIT 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of September 24, 2013 (this “Amendment”) to that certain Amended and Restated Credit Agreement, dated as of May 16, 2013, among Wendy’s International, Inc., an Ohio corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”), Wells Fargo Bank, National Association, as Syndication Agent, and Fifth Third Bank, The Huntington National Bank, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as Co-Documentation Agents (the “Credit Agreement”), is entered into by the Borrower, the other Loan Parties party hereto, the Lenders party hereto, the Administrative Agent and Wells Fargo Bank, National Association, as Syndication Agent.

W I T N E S S E T H:

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested Additional Term Commitments from certain Lenders (the “New Term A Lenders”) consisting of an increase to the Term A Commitments in the aggregate principal amount of $225,000,000 (the “New Term A Commitments” and the loans thereunder, the “New Term A Loans”) as set forth in Schedule A hereto;

WHEREAS, subject to Section 2.14 of the Credit Agreement, each Lender agreeing to provide such increased commitment, the Loan Parties and the Administrative Agent, without the consent of any other Lenders, may enter into an amendment to provide Additional Term Commitments and to effect the provisions of Section 2.14 of the Credit Agreement;

WHEREAS, subject to the satisfaction of the conditions set forth in Section 2(a) of this Amendment, the New Term A Lenders have agreed to provide the full amount of the New Term A Commitments on the terms and conditions set forth in Section 1(c) of this Amendment;

WHEREAS, the Borrower and the Loan Parties have requested that the Required Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement as set forth in Section 1(d) of this Amendment, as authorized by Section 10.01 of the Credit Agreement, and the Required Lenders and the Administrative Agent are willing to so agree to the terms and conditions contained in such Section 1(d) of this Amendment; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Amendments.

(a)           Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement.

(b)           Interpretation.  The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

(c)           Increase in Term A Commitments.  Subject to the satisfaction of the conditions set forth under Section 2(a) of this Amendment, the Credit Agreement is hereby amended as follows:

(i)      The defined term “Applicable Percentage” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Applicable Percentage” means (a) in respect of the Term Facility, (i) with respect to any Term A Lender at any time, the percentage (carried out to the ninth decimal place) of the aggregate principal amount of Term A Loans represented by the principal amount of such Term A Lender’s Term A Loans at such time (plus, before the New Term A Commitment Termination Date, each New Term A Lender’s New Term A Commitment at such time), (ii) with respect to any Term B Lender at any time, the percentage (carried out to the ninth decimal place) of the aggregate principal amount of Term B Loans represented by the principal amount of such Term B Lender’s Term B Loans at such time and (b) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time, subject to adjustment as provided in Section 2.16.  If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of an L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments.  The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

(ii)      The defined term “Required Lenders” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition), and (b) aggregate unused Revolving Credit Commitments and New Term A Commitments; provided that the unused Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

(iii)     The defined term “Term A Borrowing” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Term A Borrowing” means a borrowing consisting of simultaneous Term A Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Term A Lenders pursuant to Section 2.01(a) or Section 2.01(d).

(iv)     The defined term “Term A Commitment” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Term A Commitment” means, as to each Term A Lender, (a) its obligation to make Term A Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term A Lender’s name on Schedule 2.01 under the caption “Term A Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term A Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement and (b) its obligation to make New Term A Loans to the Borrower pursuant to Section 2.01(d) in an aggregate principal amount at any one time outstanding not to exceed its commitment pursuant to Amendment No. 1 or  in the Assignment and Assumption pursuant to which such Term A Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  As of the Restatement Effective Date, the aggregate principal amount of the Term A Commitments was $350,000,000.  As of the Amendment No. 1 Effective Date, the aggregate Term A Commitment is solely pursuant to clause (b) above, is an aggregate principal amount of $225,000,000 and is held in full by the New Term A Lenders.

(v)      The defined term “Term A Lender” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Term A Lender” means at any time any Lender that has a Term A Commitment or that holds Term A Loans at such time, including, without limitation, the New Term A Lenders.

(vi)     The defined term “Term A Loan” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Term A Loan” means an advance made by any Term A Lender pursuant to Section 2.01(a) or (d).

(vii)    Section 1.01 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

“Amendment No. 1” means the Amendment No. 1 to this Agreement dated as of September 24, 2013.

“Amendment No. 1 Effective Date” has the meaning given to such term in Section 2 of Amendment No. 1.

“New Term A Commitment” means, with respect to each New Term A Lender, the Term A Commitment of such New Term A Lender to make a New Term A Loan.

“New Term A Commitment Termination Date” has the meaning specified in Section 2.06(e).

“New Term A Lender” means the entities party to Amendment No. 1 as “New Term A Lenders” and their successors and assigns in accordance with this Agreement.

“New Term A Loan” means a Loan that is made in respect of a New Term A Commitment pursuant to Section 2.01(d).

(viii)   Section 2.01 of the Credit Agreement is hereby amended by adding the following clause (d) at the end thereof to read in full as follows:

“(d)           Subject to the terms set forth herein and the applicable conditions set forth in Section 4.02:

(i)           Each New Term A Lender severally agrees to make a New Term A Loan to the Borrower on any single Business Day requested by the Borrower on or before the New Term A Commitment Termination Date in an aggregate principal amount not to exceed its New Term A Commitment.  New Term A Loans borrowed and then prepaid or repaid may not be reborrowed.  The New Term A Loans shall be funded to the Borrower by the New Term A Lenders in an aggregate amount net of an upfront fee of 0.375% of the aggregate principal amount thereof and notwithstanding such netting the Borrower shall owe the New Term A Lenders the full aggregate principal amount of the New Term A Loans.  For the avoidance of doubt, assuming no prepayments made since the Amendment No. 1 Effective Date and the full amount of the New Term A Commitments is drawn, the aggregate principal amount of the Term A Loans outstanding immediately after the funding of the New Term A Loans on the New Term A Commitment Termination Date will be $570,625,000.

(ii)           The New Term A Loans shall have the same terms as the Term A Loans as set forth in this Agreement and the other Loan Documents, shall constitute the same tranche and class of Term Loans as such Term A Loans, shall vote together with the Term A Loans and shall be treated the same in all respects, except that the initial Interest Period for all New Term A Loans that are Eurodollar Rate Loans shall commence on the date of borrowing thereof and shall end on the last day of the Interest Period for any then existing Borrowing of Term A Loans.  For the avoidance of doubt, the New Term A Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under this Agreement and the other Loan Documents and shall have the same rights and obligations under this Agreement and the other Loan Documents as the Term A Loans.

(iii)           Notwithstanding any Default or Event of Default and notwithstanding any provision of any Loan Document to the contrary, the New Term A Lenders shall not be entitled to (i) rescind, terminate or cancel their New Term A Commitments hereunder, (ii) exercise any right or remedy or make or enforce any claim under or in respect of the Loan Documents they may have to the extent to do so would prevent or limit the making of any New Term A Loans and (iii) exercise any right of set-off or counterclaim right which they may exercise in respect of any Loan to the extent to do so would prevent or limit the making of any New Term A Loans; provided that nothing in this paragraph shall prevent any New Term A Lender from not making a New Term A Loan due to the failure of any applicable condition to borrowing in Section 4.02 or, subject to the items expressly referred to in this paragraph, shall prevent any Secured Party from exercising remedies with respect to any Secured Obligations.”

(ix)     Section 2.06(b) of the Credit Agreement is hereby deleted and replaced with the following:

“(b)           Mandatory.  The aggregate Term Commitments (other than the New Term A Commitment, which is dealt with in Section 2.06(e) below) shall be automatically and permanently reduced to zero at 5:00 p.m. on the earlier of (i) the Restatement Effective Date and (ii) June 30, 2013”.

(x)      Section 2.06 of the Credit Agreement is hereby amended by adding the following clause (e) at the end thereof:

“(e)           The New Term A Commitment of each New Term A Lender shall be automatically and permanently reduced to zero on the earliest of (i) the date of the borrowing of any New Term A Loan, (ii) 5:00 p.m. on the date that is 35 days after the Amendment No. 1 Effective Date and (iii) the date the Borrower elects to terminate the New Term A Commitment upon written notice to the Administrative Agent (the “New Term A Commitment Termination Date”)”.

(xi)     Section 2.07(a) of the Credit Agreement is deleted and replaced with the following:

“(a)           Term A Loans.  The Borrower shall repay to the Administrative Agent for the ratable account of the Term A Lenders with then outstanding Term A Loans (x) on the last Business Day of each March, June, September and December, commencing with the first full quarter after the Restatement Effective Date, an aggregate amount equal to (i) 1.25% of the original aggregate principal amount of the Term A Loans made on the Restatement Effective Date for the first eight such dates after the Restatement Effective Date, (ii) 1.875% of the original aggregate principal amount of the Term A Loans made on the Restatement Effective Date for the next four such dates, (iii) 2.5% of the original aggregate principal amount of the Term A Loans made on the Restatement Effective Date for the next eight such dates (in each case (i) through (iii) which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), (y) on the last Business Day of each March, June, September and December, commencing with the first quarter ended after the making of any New Term A Loans, an aggregate amount equal to (i) [   ]% of the original aggregate principal amount of the New Term A Loans for the first seven such dates, (ii), [   ]% of the original aggregate principal amount of the New Term A Loans for the next four such dates, (iii) [   ]% of the original aggregate principal amount of the New Term A Loans for the next eight such dates (in each case (i) through (iii) which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (z) on the Maturity Date for the Term A Loans, the aggregate principal amount of all Term A Loans outstanding on such date.”1

(xii)    Section 2.09(c) of the Credit Agreement is amended by re-designating existing clause (ii) as clause (iii), and adding a new clause (ii) to read:

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1 The blank percentages will be filled based on then existing actual amortization upon the making of the New Term A Loans. The percentages may be filled in without the consent of anyone other than the Administrative Agent and the Borrower. The concept is that once New Term A Loans are made they will be fungible with existing Term A Loans so all Term A Loans need to amortize pro rata. Because the existing Term A Loans amortize prior to the funding of the New Term A Loans and the possibility of prepayments prior to funding of the New Term A Loans, the percentages relating to the New Term A Loans will be slightly higher than those here applicable to the existing Term A Loans.  For example, assuming the payment of the amortization of the existing Term A Loans as currently required and scheduled on September 30, 2013, no prepayments of the Term A Loans and a funding of the New Term A Loans on October 24, 2013, the percentages in clause (y) would be: 1.2658%, 1.8987% and 2.5316%, respectively.  For the avoidance of doubt the aggregate amounts calculated under clauses (x) and (y) will be shared ratably amongst all Term A Lenders once the New Term A Loans are made.

(ii) On the New Term A Commitment Termination Date, the Borrower shall have paid to the arrangers and the Administrative Agent for their own accounts fees in the amounts specified in that certain Engagement Letter, dated September 9, 2013.

(xiii)   Section 4.02 of the Credit Agreement is hereby deleted and replaced with the following:

“4.02          Conditions to All Credit Extensions.  The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:

(a)        Other than with respect to a Committed Loan Notice requesting a New Term A Loan, the representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively.

(b)        (i) Other than with respect to a Committed Loan Notice requesting a New Term A Loan, no Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds thereof and (ii) with respect to the Committed Loan Notice requesting a New Term A Loan, no Event of Default shall exist, unless the Borrower shall have taken steps to cure such Event of Default that are reasonably expected by the Borrower to cure such Event of Default within five Business Days and are disclosed to the New Term A Lenders, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c)        The Administrative Agent and, if applicable, each L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) (in each case solely to the extent applicable in the case of a borrowing of New Term A Loans) have been satisfied on and as of the date of the applicable Credit Extension.

(d)           Other Amendments.  Subject to the satisfaction of the conditions set forth under Section 2(b) of this Amendment, the Credit Agreement is hereby amended as follows:

(i)      Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated Leverage Ratio” by replacing the reference to “$125,000,000” therein with “$200,000,000”.

(ii)      Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated Senior Secured Leverage Ratio” by replacing the reference to “$125,000,000” therein with “$200,000,000”.

(iii)     Section 2.14(a) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding anything herein to the contrary, the New Term A Loans and the New Term A Commitments shall not constitute a usage of any dollar based basket in Section 2.14.”

(iv)      Section 2.14(b) of the Credit Agreement is hereby amended by adding the following parenthetical after the words “and (ii) in the case of any Additional Term Commitment” appearing in the fourth sentence thereof: “(unless otherwise specified in the documentation governing such Additional Term Commitment)”.

(v)       Section 6.11 of the Credit Agreement is hereby amended by adding the following proviso at the end of clause (ii) thereof:

“provided that the New Term A Loans shall only be used to redeem, purchase, defease or discharge the 2014 Notes (or, to the extent the Borrower effects such redemption, repurchase, defeasance or discharge of the 2014 Notes from cash on hand, to reimburse the Borrower) and to pay fees and expenses incurred in connection therewith.”

SECTION 2.   Conditions of Effectiveness.   This Amendment shall become effective (the “Amendment No. 1 Effective Date”) when the following conditions shall have been satisfied (or waived by the New Term A Lenders in the case of Section 2(a) or by the Required Lenders in the case of Section 2(b)):

(a)             In the case of all Sections of this Amendment other than Section 1(d) hereof:

(i)      the Administrative Agent receives the following, each of which shall be originals or facsimiles (or other electronic imaging means) unless otherwise specified, each dated the Amendment No. 1 Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment No. 1 Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent:

(a)	a counterpart of this Amendment signed by each of the Administrative Agent, the Borrower and each New Term A Lender;

(b)	a certificate of the Borrower signed by a Responsible Officer of the Borrower in accordance with Section 2.14(b) of the Credit Agreement relating to the New Term A Commitments;

(c)
copies (certified, to the extent applicable) of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches (other than for Franklin County, Ohio) or equivalent reports or searches, each of a recent date before the Amendment No. 1 Effective Date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor (other than a Louisiana entity) and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business;

(d)
such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, the Credit Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(e)
such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is in good standing in its jurisdiction of incorporation or formation, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(f)
an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the New Term A Lenders, in form and substance reasonably satisfactory to the Administrative Agent (which shall cover New York law and the General Corporation Law, Limited Liability Company Act and Revised Uniform Limited Partnership Act of Delaware);

(g)	an opinion of local counsel to the Loan Parties in Ohio, addressed to the Administrative Agent and the New Term A Lenders, in form and substance reasonably satisfactory to the Administrative Agent;

(h)
a certificate signed by a Responsible Officer of the Borrower certifying that there has been no event or circumstance since December 31, 2012 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(i)
a certificate attesting to the Solvency of the Borrower and its Restricted Subsidiaries on a consolidated basis before and after giving effect to the transactions contemplated by this Amendment and the incurrence of Indebtedness related thereto, from the Borrower’s chief financial officer in form and substance reasonably satisfactory to the Administrative Agent; and

(j)	such other certificates (but excluding insurance certificates) or documents as the Administrative Agent reasonably may require.

(b)           In the case of Section 1(d) of this Amendment, immediately after the effectiveness of Section 1(c) of this Amendment and when the Administrative Agent receives a counterpart of this Amendment signed by each of the Administrative Agent and Borrower and consents in the form of Exhibit A hereto (the “Consent”) or otherwise acceptable to the Administrative Agent signed by the Required Lenders (after giving effect to Section 1(c)).

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2,

each Lender that has signed this Amendment (or the Consent that is part hereof) shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment No. 1 Effective Date specifying its objection thereto and the Required Lenders (as defined in the Credit Agreement) signatures hereto shall be binding on all Lenders.

SECTION 3.   Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that both before and after giving effect to this Amendment, (x) no Default has occurred and is continuing; and (y) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document that has been furnished at any time under or in connection with any Loan Document, are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date, and except that, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

SECTION 4.   Post-Closing Matters. Within ten (10) days after the Amendment No. 1 Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, the Borrower shall, or shall cause the applicable Loan Party to, deliver to the Administrative Agent (a) the search results pursuant to Section 2(a)(i)(c) hereof with respect to the Louisiana entities and (b) the tax and judgment lien search results pursuant to Section 2(a)(i)(c) hereof with respect to Franklin County, Ohio.

SECTION 5.   Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)           On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           On and after the Amendment No. 1 Effective Date, the rights and obligations of the parties to the Credit Agreement and each other Loan Document (as defined in the Credit Agreement, the “Existing Loan Documents”) shall be governed by the Credit Agreement as amended hereby and each Existing Loan Document as amended hereby; provided that the rights and obligations of the parties to the Credit Agreement and the other Existing Loan Documents with respect to the period prior to the Amendment No. 1 Effective Date shall continue to be governed by the provision of the Credit Agreement and Existing Loan Documents prior to giving effect to this Amendment.  The Existing Loan Documents, as specifically amended hereby, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.  Without limiting the foregoing, (i) the Collateral Documents and all of the Collateral does and shall continue to secure the payment of all Secured Obligations on the terms and conditions set forth in the Collateral Documents as amended hereby (ii) each Loan Party hereby confirms and ratifies its grant of a security interest in the Collateral and its obligations as “Pledgor” under the Security Agreement, under the Credit Agreement and all other Loan Documents as amended pursuant to this Amendment, all on the terms set forth in the Security Agreement and (iii) each Guarantor hereby confirms and ratifies its obligations as Guarantor under the Guaranty with respect to all of the Secured

Obligations thereunder under the Credit Agreement and all other Loan Documents as amended pursuant to this Amendment, all on the terms set forth in the Guaranty.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 6.   Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart to this Amendment.

SECTION 7.   Amendment, Modification and Waiver.  Except as expressly provided in Section 2 with respect to waivers of conditions to the Amendment No. 1 Effective Date, this Amendment may not be amended, modified or waived except in accordance with Section 10.01 of the Credit Agreement; provided that notwithstanding the foregoing, until the funding of the New Term A Loan has occurred, any amendments, modifications or waivers of Section 1(c) relating to the addition of the New Term A Commitment may be made with the consent of the New Term A Lenders and the Borrower, without any consent of any other Lender.

SECTION 8.   Governing Law and Jurisdiction.

(a)           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)           SUBMISSION TO JURISDICTION.  EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT (OTHER THAN AS PROVIDED IN ANY MORTGAGE WITH RESPECT TO ITSELF), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c)           WAIVER OF VENUE.  EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO

THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)           SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW

(e)           WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WENDY’S INTERNATIONAL, INC.

By:	/s/ Daniel T. Collins
Name: Daniel T. Collins
Title: SVP, Treasurer and Assistant Secretary

[Amendment No. 1 to the Amended and Restated Credit Agreement]

Accepted and Agreed:

OLDEMARK LLC
THE NEW BAKERY CO. OF OHIO, INC.
WENDY'S EURASIA, INC.
WENDY'S GLOBAL, INC.
WENDY'S GLOBAL RESTAURANTS, LLC
WENDY'S GLOBAL SERVICES, INC.
WENDY'S HOLDINGS, LLC
WENDY'S RESTAURANTS OF NEW YORK, LLC
WENDY'S OF DENVER, INC.
WENDY'S OF N.E. FLORIDA, INC.
WENDY'S OLD FASHIONED HAMBURGERS OF
NEW YORK, INC.
WENDY'S SUPPORT CENTER, LLC

By:	/s/ Daniel T. Collins
Name: Daniel T. Collins
Title: Senior Vice President

Also, Treasurer and Assistant Secretary, except for Wendy's Global Services, Inc. Wendy's Global Inc. and Wendy's Global Restaurants, LLC

[Amendment No. 1 to the Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Nicholas Cheng
Name: Nicholas Cheng
Title: Vice President

BANK OF AMERICA. N.A., as New Term A Lender

By:	/s/ Nicholas Cheng
Name: Nicholas Cheng
Title: Vice President

[Amendment No. 1 to the Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent

By:	/s/ Sally Hoffman
Name: Sally Hoffman
Title: Managing Director

[Amendment No. 1 to the Amended and Restated Credit Agreement]

Bank of Tokyo-Mitsubishi UFJ, Ltd., as New Term A Lender

By:	/s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

[Amendment No. 1 to the Amended and Restated Credit Agreement]

Cadence Bank, as New Term A Lender

By:	/s/ John Huss
Name: John Huss
Title: Managing Director, SVP

[Amendment No. 1 to the Amended and Restated Credit Agreement]

Fifth Third Bank, as New Term A Lender

By:	/s/ Hal Clemmer
Name: Hal Clemmer
Title: Senior Vice President

[Amendment No. 1 to the Amended and Restated Credit Agreement]

FIRST COMMONWEALTH BANK, as New Term A Lender

By:	/s/ C. Forrest Tefft
Name: C. Forrest Tefft
Title: Executive Vice President

[Amendment No. 1 to the Amended and Restated Credit Agreement]

The Huntington National Bank, as New Term A Lender

By:	/s/ Amanda M. Sigg
Name: Amanda M. Sigg
Title: Vice President

[Amendment No. 1 to the Amended and Restated Credit Agreement]

ING CAPITAL LLC, as New Term A Lender

By:	/s/ Daniel W. Lambrecht
Name: Daniel W. Lambrecht
Title: Managing Director

[Amendment No. 1 to the Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:
Name:
Title:

OneWest Bank, FSB, as New Term A Lender

By:	/s/ John Farrace
Name: John Farrace
Title: Executive Vice President

[Amendment No. 1 to the Amended and Restated Credit Agreement]

Royal Bank of Canada, as New Term A Lender

By:	/s/ Michael G. Wang
Name: Michael G. Wang
Title: Authorized Signatory

[Amendment No. 1 to the Amended and Restated Credit Agreement]

Regions Bank, as New Term A Lender

By:	/s/ Robert O. Daniel
Name: Robert O. Daniel
Title: Senior Vice President

[Amendment No. 1 to the Amended and Restated Credit Agreement]

TriState Capital Bank, as New Term A Lender

By:	/s/ Paul J. Oris
Name: Paul J. Oris
Title: Senior Vice President

[Amendment No. 1 to the Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as New Term A Lender

By:	/s/ Sally Hoffman
Name: Sally Hoffman
Title: Managing Director

[Amendment No. 1 to the Amended and Restated Credit Agreement]

Sumitomo Mitsui Banking Corporation, as New Term A Lender

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Amendment No. 1 to the Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:
Name:
Title:

COÖPERATIVE CENTRALE RAIFEISEN- BOERENLEENBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH, as New Term A Lender

By:	/s/ James Purky
Name: James Purky
Title: Vice President

By:	/s/ William Binder
Name: William Binder
Title: Executive Director

[Amendment No. 1 to the Amended and Restated Credit Agreement]

EXHIBIT A

CONSENT TO AMENDMENT NO. 1
TO THE AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT (this “Consent”) to Amendment No. 1 (the “Amendment”) to that certain Amended and Restated Credit Agreement, dated as of May 16, 2013 (the “Credit Agreement”), among Wendy’s International, Inc., an Ohio corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”), Wells Fargo Bank, National Association, as Syndication Agent, and Fifth Third Bank, The Huntington National Bank, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as Co-Documentation Agents.

Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement.

Existing Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and the amendments set forth therein.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

as a Lender (type name of the legal entity)

By:
Name
Title

If a second signature is necessary:

By:
Name
Title